UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):December 22, 2009
Citizens First Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-32041 (Commission File Number)	38-3573852 (I.R.S. Employer Identification Number)

525 Water Street, Port Huron, Michigan (Address of principal executive offices)	48060 (Zip Code)
Registrant’s telephone number, including area code: (810) 987-8300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 22, 2009, Timothy D. Regan resigned as the Registrant’s Chief Financial Officer effective December 31, 2009. The Registrant is engaged in a search for a new chief financial officer.
     On December 23, 2009, the Registrant approved the engagement of QORVAL, LLC, a Naples, Florida headquartered business advisory firm providing management services across a broad array of industries. QORVAL, LLC was retained to assist the Company in assessing its management processes, assist in the execution of its capital restoration plan and assist in its search and retention of a new chief financial officer.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2009	Citizens First Bancorp, Inc.
	By:	/s/ Marshall J. Campbell
Marshall J. Campbell
Chairman, President and Chief Executive Officer